UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 18, 2015

Kansas City Life Insurance Company
(Exact name of registrant as specified in its charter)

Missouri (State or other jurisdiction of incorporation)	001-33348 (Commission File Number)	44-0308260 (I.R.S. Employer Identification No.)

3520 Broadway
Kansas City, Missouri 64111-2565
(Address of principal executive office)(Zip Code)

(816) 753-7000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                      Other Events.

The Company issued a press release regarding its voluntary delisting from NASDAQ, a copy of which is filed as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01                      Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Exhibit Description
99.1	Press Release dated December 18, 2015.

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Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements can be identified by the use of words such as "may," "will," "could," "should," "anticipates," "believes," "estimates," "expects," "intends," "plans" and variations thereof or of similar expressions.  All forward-looking statements included in this report are based on information available to us on the date hereof.  Such forward-looking statements involve a number of assumptions, risks and uncertainties that could cause the actual results of the Company to differ materially from those matters expressed in or implied by such forward-looking statements.  They involve known and unknown risks, uncertainties, and other factors, which are in some cases beyond the control of the Company.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KANSAS CITY LIFE INSURANCE COMPANY

By:	/s/ A. Craig Mason Jr.
A. Craig Mason Jr.
Senior Vice President, General Counsel and Secretary

Date:  December 18, 2015